Taxation	12 Months Ended
Dec. 31, 2017
Disclosure Of Income Tax [Abstract]
Taxation

9 Taxation

		2017	2016	2015
	Note	US$m	US$m	US$m
Taxation charge
– Current		3,270	2,115	1,132
– Deferred	17	695	(548)	(139)
		3,965	1,567	993

	2017	2016	2015
Prima facie tax reconciliation	US$m	US$m	US$m
Profit/(loss) before taxation	12,816	6,343	(726)
Deduct: share of profit after tax of equity accounted units	(339)	(321)	(361)
Parent companies' and subsidiaries' profit/(loss) before tax	12,477	6,022	(1,087)

Prima facie tax payable/(receivable) at UK rate of 19 per cent (2016: 20 per cent; 2015: 20 per cent)	2,371	1,204	(217)
Higher rate of taxation on Australian underlying earnings	1,069	604	506
Impact of items excluded in arriving at underlying earnings (a):
– Impairment charges net of reversals	10	(16)	615
– Gains and losses on disposal of businesses	(123)	30	(11)
– Exchange and gains/losses on derivatives	(48)	(33)	481
– Onerous port and rail contracts	-	(46)	-
– Closure provision for legacy operations	-	(40)	-
– Tax provision (b)	-	380	-
– Adjustment to deferred tax assets relating to expected divestments (c)	202	-	(250)
– Changes in corporate tax rates in the US and France (d)	439	-	-
– Other exclusions	14	(48)	(17)
Impact of changes in tax rates and laws	21	(9)	(3)
Other tax rates applicable outside the UK and Australia on underlying earnings	(92)	(283)	(68)
Resource depletion and other depreciation allowances	(33)	(15)	(15)
Research, development and other investment allowances	(13)	(15)	(21)
Recognition of previously unrecognised deferred tax assets	(40)	(154)	(40)
Write-down of previously recognised deferred tax assets (e)	160	-	-
Unrecognised current year operating losses	26	25	45
Other items (f)	2	(17)	(12)
Total taxation charge (g)	3,965	1,567	993

(a)	The impact for each item includes the effect of tax rates applicable outside the UK.
(b)

Tax provision includes amounts provided for specific tax matters for which the timing of resolution and potential economic outflow are uncertain. During 2016 provision was made in relation to matters under discussion with the Australian Taxation Office (ATO) in relation to the transfer pricing of certain transactions between Rio Tinto entities based in Australia and the Group’s commercial centre in Singapore for the period since 2009.

(c)	Deferred tax assets have been derecognised as a result of revised profit forecasts in France due to expected divestments.
(d)	Deferred tax assets have been re-measured to reflect lower corporate income tax rates in the US and France as a result of tax legislation changes substantively enacted in December 2017.
(e)	The write-down of previously recognised deferred tax assets in 2017 primarily relates to a reduction in recognised deferred tax assets on brought forward losses in Grasberg.
(f)	Other items include various adjustments to provisions for taxation of prior periods.
(g)

This tax reconciliation relates to the Group’s parent companies, subsidiaries and joint operations. The Group’s share of profit of equity accounted units is net of tax charges of US$191 million (2016: US$156 million; 2015: US$177 million).

	2017	2016	2015
	Total	Total	Total
	US$m	US$m	US$m
Tax (charge)/credit on actuarial gains and losses on post-retirement benefit plans	(12)	29	(175)
Adjustments to deferred tax on post-retirement benefit plans due to changes in corporate tax rates in the US and France	(140)	-	-
Other	(1)	4	(3)
Tax relating to components of other comprehensive income/(loss) for the year (a)	(153)	33	(178)

(a)

This comprises a deferred tax charge of US$153 million (2016: credit of US$33 million; 2015: charge of US$174 million) and a current tax charge of US$nil (2016: US$nil; 2015: charge of US$4 million), plus a share of tax on other comprehensive income of equity accounted units shown separately (see note 17).